AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                       FERTILITY CENTERS OF ILLINOIS, S.C.



         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT, dated August 19, 1997 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD") and Fertility Centers of Illinois, S.C., an Illinois medical corporation, with its principal place of business at 3000 North Halsted Street, Suite 509, Chicago, Illinois 69657 ("FCI").

                                                     RECITALS:

         INMD and FCI entered into a Management Agreement dated February 28, 1997 (the "Management Agreement"), as amended; and

         INMD and FCI wish to further amend the Management Agreement, in pertinent part to provide for a revised Right to Manage Fee, as defined in the Management Agreement, in light of FCI's expansion to include practice of Dr. Edward Marut.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, INMD and FCI agree as follows:

         1. The term "FCI" shall include the medical practice of Dr. Edward Marut encompassing the provision of in vitro fertilization and other assisted reproductive services.

         2. The Management Fee set forth in Section 7.1 shall be $8,750,000 instead of $8,000,000.

         3. The amount payable at the closing pursuant to Section 7.1.2 shall be $6,750,000 instead of $6,000,000.

         4. All representations and covenants by FCI set forth in the Management are hereby amended to include the medical practice of Dr. Edward Marut.

         5. All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 3 remain in full force and effect.



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         IN WITNESS  WHEREOF,  the parties have signed this  Amendment No. 3 the date first above written.


INTEGRAMED AMERICA, INC.


By:/s/ Gerardo Canet
   ------------------------
   Gerardo Canet, President


FERTILITY CENTERS OF ILLINOIS, S.C.


By:/s/ Aaron S. Lifchez
   -------------------------
   Aaron S. Lifchez, President